THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Impacts of Adoption of Accounting Standards Update No. 2010-26

The summary financial information contained herein reflects The Hartford Financial Services Group, Inc.’s retrospective adoption, effective January 1, 2012, of Accounting Standards Update No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”), and other supplemental changes to the presentation of information for fiscal years ended December 31, 2011 and 2010.

As a result of the ASU 2010-26 accounting change, total stockholders’ equity as of January 1, 2010, decreased by approximately $1.7 billion, after-tax from $17.9 billion, as previously reported, to $16.2 billion primarily due to a reduction of the Company’s deferred acquisition cost (“DAC”) asset balance.

All amounts in this Investor Financial Supplement for prior reporting periods related to the adoption of ASU 2010-26 have been revised accordingly. The impact of adoption of this revised accounting standard on the Company’s Consolidated Balance Sheet and Consolidated Statement of Operations is summarized below. For comparative purposes, the Investor Financial Supplement originally provided in connection with the earnings release for the year ended December 31, 2011 remains available at ir.thehartford.com.

	YEAR ENDED DECEMBER 31,
	2010	2011
Impacts to Total Stockholders’ Equity
Stockholders’ equity as previously reported	$20,311	$22,910
Impact of adoption of ASU 2010-26 on stockholders’ equity	(1,557)	(1,424)

Stockholders’ equity as currently reported	$18,754	$21,486
Impacts to Net Income
Net income as previously reported	$1,680	$662
Impact of adoption of ASU 2010-26 on net income	(44)	50

Net income as currently reported	$1,636	$712
Impacts to Core Earnings [1]
Core earnings as previously reported	$1,972	$970
Impact of adoption of ASU 2010-26 on core earnings	(7)	7

Core earnings as currently reported	$1,965	$977

[1]	Denotes financial measure not calculated based on generally accepted accounting principles (“non-GAAP”). More information is provided in the discussion of Non-GAAP and other financial measures section contained herein. A reconciliation of core earnings to net income as of December 31, 2011 and 2010, is included on page 2.

INVESTOR FINANCIAL SUPPLEMENT

March 23, 2012

Revised for the effects of the Adoption of ASU No. 2010-26

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of March 21, 2012
Address:		A.M. Best	Fitch	Standard & Poor’s	Moody’s
One Hartford Plaza	Insurance Financial Strength Ratings:
Hartford, CT 06155	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life Insurance Company	A	A-	A-	A3
Internet address:	Hartford Life and Accident Insurance Company	A	A-	A-	A3
http://www.thehartford.com	Hartford Life and Annuity Insurance Company	A	A-	BBB+	A3

Other Ratings:
Contacts:	The Hartford Financial Services Group, Inc.:
	Senior debt	bbb+	BBB-	BBB	Baa3
Sabra Purtill	Commercial paper	AMB-2	F2	A-2	P-3
Senior Vice President
Investor Relations
Phone (860) 547-8691

Ryan Greenier
Assistant Vice President	TRANSFER AGENT
Investor Relations	The Bank of New York Mellon
Phone (860) 547-8844	BNY Mellon Shareowner Services
480 Washington Boulevard
Margaret Mann	Jersey City, NJ 07310
Program Assistant	1 (877) 272-7740
Investor Relations
Phone (860) 547-3800

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTOR FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	1	WEALTH MANAGEMENT	Operating Results	21
	Operating Results by Segment	2		Financial Highlights Excluding Impact of Unlock	22
	Consolidated Statements of Operations	3		Deferred Policy Acquisition Costs and Present Value of Future Profits	23
	Consolidating Balance Sheets	4		Individual Annuity
	Capital Structure	5		Income Statements	24
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6		Individual Life
	Accumulated Other Comprehensive Loss	7		Income Statements	25
	Computation of Basic and Diluted Earnings (Losses) Per Common Share	8		Retirement Plans
	Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9		Income Statements	26
	Computation of Return-on-Equity Measures	10		Supplemental Data
				Assets Under Management	27
				Mutual Funds
COMMERCIAL	Income Statements	11		Income Statements	28
MARKETS	Property & Casualty Commercial
	Operating Results	12	RUNOFF	Financial Highlights	29
	Underwriting Results	13	OPERATIONS	Supplemental Data
	Supplemental Data	14		Life Other Operations - Account Value Data	30
	Group Benefits			Life Other Operations - DAC rollforward	31
	Income Statements	15
	Supplemental Data	16	INVESTMENTS	Investment Earnings Before-tax
CONSUMER	Income Statements	17		Consolidated	32
MARKETS	Operating Results	18		Life	33
	Underwriting Results	19		Property & Casualty	34
	Written and Earned Premiums	20

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•

The Company is currently focused on a customer-oriented strategy and is organized around four divisions: Commercial Markets, Consumer Markets, Wealth Management and Runoff Operations. A Runoff Operations division was formed for 2011 segment reporting to reflect the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance. The Runoff Operations division consists of two new reporting segments, Life Other Operations and Property & Casualty Other Operations. Segment data for prior reporting periods has been adjusted accordingly. As a result, the Company conducts business principally in nine reporting segments.

•

The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, marine, livestock, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, and specialty casualty coverages. Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.

•

Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.

•

The Wealth Management division includes the reporting segments of Individual Annuity, Individual Life, Retirement Plans and Mutual Funds. Individual Annuity offers individual variable, fixed market value adjusted, fixed index and single premium immediate annuities in the U.S. Individual Life sells a variety of life insurance products, including variable universal life, universal life, and term life. Retirement Plans provides products and services to corporations pursuant to Section 401(k)of the Internal Revenue Code of 1986, as amended (the “Code”) and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. Mutual Funds offers retail mutual funds, investment-only mutual funds and college savings plans under Section 529 of the Code (collectively referred to as non-proprietary) and proprietary mutual funds supporting insurance products issued by The Hartford.

•

The Runoff Operations division includes the reporting segments of Life Other Operations and Property & Casualty Other Operations. Life Other Operations includes International Annuity, Institutional Annuity, and Private Placement Life Insurance, previously reported in Wealth Management. Property & Casualty Other Operations was previously reported in Corporate and Other.

•

The Hartford includes in Corporate the Company’s debt financing and related interest expense, as well as other capital raising activities; banking operations; certain fee income and commissions expenses associated with sales of non-proprietary products by broker-dealer subsidiaries; and certain purchase accounting adjustments and other charges not allocated to the segments.

•

The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Life Other Operations, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Property & Casualty Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•

Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•

The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•

The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•

Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

•

Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.

•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.

•

Assets under management (“AUM”) include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.

•

Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•

Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

•	NM - Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•

The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•

The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses and discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for the Company’s managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.

•

Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.

•

Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.

•

The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.

•

A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•

ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings, and the effect of including discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•

After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.

•

Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.

•

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

•

The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
HIGHLIGHTS
Net income	$501	$33	$60	$118	$1,636	$712	(56%)
Core earnings	$574	$14	$50	$339	$1,965	$977	(50%)
Total revenues [1]	$6,300	$5,401	$4,520	$5,638	$22,049	$21,859	(1%)
Total assets	$320,987	$315,957	$304,188	$302,609

PER SHARE AND SHARES DATA [2]
Basic earnings per common share
Net income available to common shareholders	$1.10	$0.05	$0.11	$0.24	$2.60	$1.51	(42%)
Core earnings available to common shareholders	$1.27	$0.01	$0.09	$0.74	$3.36	$2.10	(37%)
Diluted earnings per common share
Net income available to common shareholders	$0.99	$0.05	$0.11	$0.23	$2.40	$1.40	(42%)
Core earnings available to common shareholders	$1.13	$0.01	$0.08	$0.69	$3.08	$1.96	(36%)
Weighted average common shares outstanding (basic)	444.6	445.1	445.3	445.1	431.5	445.0	13.5	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	508.2	482.4	473.4	489.6	481.5	478.0	(3.5	) sh
Common shares outstanding	445.1	445.3	445.5	442.5	444.5	442.5	(2.0	) sh
Book value per common share	$42.44	$44.02	$46.70	$47.30
Per common share impact of AOCI	$(1.66)	$(0.06)	$2.59	$2.83
Book value per common share (excluding AOCI)	$44.10	$44.08	$44.11	$44.47
Book value per diluted share	$38.50	$40.09	$43.81	$44.31
Per diluted share impact of AOCI	$(1.46)	$(0.05)	$2.37	$2.58
Book value per diluted share (excluding AOCI)	$39.96	$40.14	$41.44	$41.73
Common shares outstanding and dilutive potential common shares	505.1	502.8	487.6	484.9

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	10.3%	9.8%	5.9%	3.5%
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	10.3%	9.6%	6.0%	4.9%
Debt to capitalization, including AOCI	25.4%	24.7%	23.6%	22.4%
Annualized investment yield, after-tax	3.2%	3.1%	2.9%	2.8%	3.1%	3.0%	(0.1)

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.
[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.
[3]	See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2011	2011	2011	2011	2010	2011	Change
Property & Casualty Commercial	$177	$96	$87	$29	$1,003	$389	(61%)
Group Benefits	19	30	20	17	161	86	(47%)

Commercial Markets core earnings	196	126	107	46	1,164	475	(59%)
Consumer Markets core earnings (losses)	111	(177)	(10)	85	127	9	(93%)
Individual Annuity	151	150	(73)	161	540	389	(28%)
Individual Life	36	41	(20)	36	180	93	(48%)
Retirement Plans	11	11	(20)	—	27	2	(93%)
Mutual Funds	27	27	24	20	94	98	4%

Wealth Management core earnings (losses)	225	229	(89)	217	841	582	(31%)
ONGOING OPERATIONS	532	178	8	348	2,132	1,066
Life Other Operations	98	86	116	45	262	345	32%
P&C Other Operations	23	(167)	9	16	(69)	(119)	(72%)

Runoff Operations core earnings (losses)	121	(81)	125	61	193	226	17%
Corporate core losses	(79)	(83)	(83)	(70)	(360)	(315)	12%

CONSOLIDATED
Core earnings	574	14	50	339	1,965	977	(50%)
Add: Income (loss) from discontinued operations	162	(80)	3	1	(64)	86	NM
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(235)	99	7	(222)	(265)	(351)	(32%)

Net income	$501	$33	$60	$118	$1,636	$712	(56%)

PER SHARE DATA [2]
Diluted earnings per common share
Core earnings available to common shareholders	$1.13	$0.01	$0.08	$0.69	$3.08	$1.96	(36%)
Net income available to common shareholders	$0.99	$0.05	$0.11	$0.23	$2.40	$1.40	(42%)

DAC unlock IMPACT ON CORE EARNINGS BY SEGMENT
Individual Annuity	$43	$(4)	$(163)	$69	$137	$(55)	NM
Individual Life	(2)	(1)	(57)	2	19	(58)	NM
Retirement Plans	2	(2)	(24)	(1)	8	(25)	NM
Life Other Operations	13	(10)	37	(25)	(46)	15	NM

DAC unlock impact on core earnings	56	(17)	(207)	45	118	(123)	NM
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	1	(49)	(262)	(40)	(21)	(350)	NM
Add: Loss from discontinued operations	—	—	—	—	(4)	—	100%

DAC unlock impact on net income	$57	$(66)	$(469)	$5	$93	$(473)	NM

[1]	Includes those net realized capital gains (losses) excluded from core earnings (losses). See page 9 for further analysis.
[2]	See page 8 for the reconciliation of net income per common share to core earnings per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2011	2011	2011	2011	2010	2011	Change
Earned premiums	$3,519	$3,545	$3,518	$3,506	$14,055	$14,088	—
Fee income	1,209	1,219	1,192	1,130	4,748	4,750	—
Net investment income (loss):
Securities available-for-sale and other	1,108	1,104	1,062	998	4,364	4,272	(2%)
Equity securities, trading [1]	803	(597)	(1,890)	325	(774)	(1,359)	(76%)

Total net investment income (loss)	1,911	507	(828)	1,323	3,590	2,913	(19%)
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(119)	(31)	(71)	(42)	(852)	(263)	69%
OTTI losses recognized in other comprehensive income	64	8	11	6	418	89	(79%)

Net OTTI losses recognized in earnings	(55)	(23)	(60)	(36)	(434)	(174)	60%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(348)	92	635	(350)	(177)	29	NM

Total net realized capital gains (losses)	(403)	69	575	(386)	(611)	(145)	76%
Other revenues	64	61	63	65	267	253	(5%)

Total revenues	6,300	5,401	4,520	5,638	22,049	21,859	(1%)
Benefits, losses and loss adjustment expenses	3,178	3,976	4,006	3,465	13,025	14,625	12%
Benefits, losses and loss adjustment expenses - returns credited on international variable annuities [1]	803	(597)	(1,889)	324	(774)	(1,359)	(76%)
Amortization of deferred policy acquisition costs and present value of future profits	450	592	1,005	397	1,692	2,444	44%
Insurance operating costs and other expenses	1,354	1,452	1,287	1,217	5,326	5,310	—
Interest expense	128	128	128	124	508	508	—
Goodwill impairment	—	—	—	30	—	30	NM

Total benefits and expenses	5,913	5,551	4,537	5,557	19,777	21,558	9%
Income (loss) from continuing operations before income taxes	387	(150)	(17)	81	2,272	301	(87%)
Income tax expense (benefit)	48	(263)	(74)	(36)	572	(325)	NM

Income (loss) from continuing operations, net of tax	339	113	57	117	1,700	626	(63%)
Income (loss) from discontinued operations, net of tax	162	(80)	3	1	(64)	86	NM

Net income	501	33	60	118	1,636	712	(56%)
Less: Income (loss) from discontinued operations, net of tax	162	(80)	3	1	(64)	86	NM
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(235)	99	7	(222)	(265)	(351)	(32%)

Core earnings	$574	$14	$50	$339	$1,965	$977	(50%)

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2010 AND DECEMBER 31, 2011

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31, 2010	Dec. 31, 2011	Change	Dec. 31, 2010	Dec. 31, 2011	Change	Dec. 31, 2010	Dec. 31, 2011	Change	Dec. 31, 2010	Dec. 31, 2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$55,633	6%	$25,114	$26,023	4%	$277	$153	(45%)	$77,820	$81,809	5%
Fixed maturities, at fair value using the fair value option	639	1,317	106%	10	11	10%	—	—	—	649	1,328	105%
Equity securities, trading, at fair value	32,820	30,499	(7%)	—	—	—	—	—	—	32,820	30,499	(7%)
Equity securities, available-for-sale, at fair value	502	515	3%	374	302	(19%)	97	104	7%	973	921	(5%)
Mortgage loans	3,915	4,979	27%	372	749	101%	202	—	(100%)	4,489	5,728	28%
Policy loans, at outstanding balance	2,181	2,001	(8%)	—	—	—	—	—	—	2,181	2,001	(8%)
Limited partnerships and other alternative investments	957	1,318	38%	961	1,214	26%	—	—	—	1,918	2,532	32%
Other investments	1,486	2,244	51%	83	121	46%	48	29	(40%)	1,617	2,394	48%
Short-term investments	5,631	5,641	—	1,117	658	(41%)	1,780	1,437	(19%)	8,528	7,736	(9%)

Total investments	100,560	104,147	4%	28,031	29,078	4%	2,404	1,723	(28%)	130,995	134,948	3%
Cash	1,809	2,377	31%	250	203	(19%)	3	1	(67%)	2,062	2,581	25%
Premiums receivable and agents’ balances	362	344	(5%)	2,911	3,102	7%	—	—	—	3,273	3,446	5%
Reinsurance recoverables	1,991	2,022	2%	2,871	2,746	(4%)	—	—	—	4,862	4,768	(2%)
Deferred policy acquisition costs and present value of future profits	6,917	6,000	(13%)	556	556	—	—	—	—	7,473	6,556	(12%)
Deferred income taxes	2,365	174	(93%)	1,214	800	(34%)	973	1,157	19%	4,552	2,131	(53%)
Goodwill	470	470	—	149	119	(20%)	432	417	(3%)	1,051	1,006	(4%)
Property and equipment, net	398	388	(3%)	729	632	(13%)	23	9	(61%)	1,150	1,029	(11%)
Other assets	573	1,070	87%	952	1,205	27%	104	(1)	NM	1,629	2,274	40%
Separate account assets	159,742	143,870	(10%)	—	—	—	—	—	—	159,742	143,870	(10%)

Total assets	$275,187	$260,862	(5%)	$37,663	$38,441	2%	$3,939	$3,306	(16%)	$316,789	$302,609	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	19,466	5%	21,025	21,550	2%	—	—	—	$39,598	$41,016	4%
Other policyholder funds and benefits payable	44,550	45,612	2%	—	—	—	—	—	—	44,550	45,612	2%
Other policyholder funds and benefits payable - International variable annuities	32,793	30,461	(7%)	—	—	—	—	—	—	32,793	30,461	(7%)
Unearned premiums	173	182	5%	5,005	5,041	1%	(2)	(1)	50%	5,176	5,222	1%
Debt	—	—	—	—	—	—	6,607	6,216	(6%)	6,607	6,216	(6%)
Consumer notes	382	314	(18%)	—	—	—	—	—	—	382	314	(18%)
Other liabilities	5,604	5,152	(8%)	1,756	1,831	4%	1,827	1,429	(22%)	9,187	8,412	(8%)
Separate account liabilities	159,742	143,870	(10%)	—	—	—	—	—	—	159,742	143,870	(10%)

Total liabilities	261,817	245,057	(6%)	27,786	28,422	2%	8,432	7,644	(9%)	298,035	281,123	(6%)

Common equity, excluding AOCI	13,138	13,943	6%	9,920	9,393	(5%)	(3,870)	(3,657)	6%	19,188	19,679	3%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	232	1,862	NM	(43)	626	NM	(1,179)	(1,237)	(5%)	(990)	1,251	NM

Total stockholders’ equity	13,370	15,805	18%	9,877	10,019	1%	(4,493)	(4,338)	3%	18,754	21,486	15%
Total liabilities and equity	$275,187	$260,862	(5%)	$37,663	$38,441	2%	$3,939	$3,306	(16%)	$316,789	$302,609	(4%)

[1]	Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CAPITAL STRUCTURE

						Year Over Year 3 Month Change	Sequential 3 Month Change
	THREE MONTHS ENDED
	Dec. 31, 2010	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011
DEBT
Short-term debt (includes current maturities of long-term debt)	$400	$400	$400	$400	$—	(100%)	(100%)
Senior notes	4,480	4,480	4,480	4,480	4,481	—	—
Junior subordinated debentures	1,727	1,730	1,734	1,737	1,735	—	—

Total debt [1]	$6,607	$6,610	$6,614	$6,617	$6,216	(6%)	(6%)

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$19,188	$19,629	$19,627	$19,651	$19,679	3%	—
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	(990)	(738)	(25)	1,155	1,251	NM	8%

Total stockholders’ equity	$18,754	$19,447	$20,158	$21,362	$21,486	15%	1%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$25,361	$26,057	$26,772	$27,979	$27,702	9%	(1%)
Total capitalization, excluding AOCI, net of tax	$26,351	$26,795	$26,797	$26,824	$26,451	—	(1%)

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	26.1%	25.4%	24.7%	23.6%	22.4%	(3.7)	(1.2)
Total debt to capitalization, excluding AOCI	25.1%	24.7%	24.7%	24.7%	23.5%	(1.6)	(1.2)
Total rating agency adjusted debt to capitalization [2] [3]	30.2%	29.5%	28.6%	27.4%	26.5%	(3.7)	(0.9)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $382, $382, $368, $349 and $314 as of December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.
[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.5 billion, $1.6 billion, $1.5 billion, $1.5 billion and $1.6 billion for the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.
[3]	Reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2011	December 31, 2010
P&C U.S. Statutory Net Income [1]	$514	$1,477
Life U.S. Statutory Net Loss [1]	$(1,272)	$(140)
P&C U.S. Statutory Capital and Surplus [1]	$7,412	$7,721
GAAP Adjustments
Deferred policy acquisition costs	556	556
Benefit reserves	(59)	(70)
GAAP unrealized losses on investments, net of tax	641	(57)
Goodwill	119	149
Non-admitted assets	1,081	1,247
Other, net	269	331

P&C GAAP Stockholders’ Equity	$10,019	$9,877

Life U.S. Statutory Capital and Surplus [1]	$7,388	$7,731
GAAP Adjustments
Investment in subsidiaries	3,748	2,699
Deferred policy acquisition costs	6,000	6,917
Deferred taxes	(1,542)	(197)
Benefit reserves	(2,991)	(4,097)
Unrealized losses on investments, net of impairments	2,472	306
Asset valuation reserve and interest maintenance reserve	816	420
Goodwill	470	461
Other, net	(556)	(870)

Life GAAP Stockholders’ Equity	$15,805	$13,370

[1]	Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change

	Dec. 31, 2010	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011
Fixed maturities net unrealized gain (loss)	$(530)	$(262)	$324	$1,313	$1,599	NM	22%
Equities net unrealized gain (loss)	(26)	28	7	(68)	(88)	NM	(29%)
Other-than-temporary impairment losses recognized in AOCI	(108)	(103)	(107)	(97)	(99)	8%	(2%)
Net deferred gain on cash-flow hedging instruments	385	317	388	542	516	34%	(5%)

Total net unrealized gain (loss)	(279)	(20)	612	1,690	1,928	NM	14%
Foreign currency translation adjustments	467	438	493	571	574	23%	1%
Pension and other postretirement adjustment	(1,178)	(1,156)	(1,130)	(1,106)	(1,251)	(6%)	(13%)

Total accumulated other comprehensive income (loss)	$(990)	$(738)	$(25)	$1,155	$1,251	NM	8%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	2010	2011
Numerator:
Net income	$501	$33	$60	$118	$1,636	$712
Less: MCP dividends	10	11	10	11	33	42
Less: Capital Purchase Program (“CPP”) preferred dividends and accretion of discount	—	—	—	—	482	—

Net income (loss) available to common shareholders	491	22	50	107	1,121	670
Add: Impact of assumed conversion of preferred shares to common [4]	10	—	—	—	33	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	501	22	50	107	1,154	670
Net income (loss) available to common shareholders	491	22	50	107	1,121	670
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(235)	99	7	(222)	(265)	(351)
Less: Income (loss) from discontinued operations	162	(80)	3	1	(64)	86

Core earnings available to common shareholders	564	3	40	328	1,450	935
Add: Impact of assumed conversion of preferred shares to common [4]	10	—	—	11	33	—

Core earnings available to common shareholders and assumed conversion of preferred shares	$574	$3	$40	$339	$1,483	$935
Denominator:
Weighted average common shares outstanding (basic)	444.6	445.1	445.3	445.1	431.5	445.0
Dilutive effect of stock compensation	1.8	1.0	0.7	0.7	1.3	1.1
Dilutive effect of CPP Warrants [2]	34.0	32.9	27.4	23.1	31.3	29.3
Dilutive effect of Allianz warrants [3]	7.1	3.4	—	—	1.0	2.6

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	487.5	482.4	473.4	468.9	465.1	478.0
Dilutive effect of assumed conversion of MCP [4]	20.7	—	—	20.7	16.4	—

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	508.2	482.4	473.4	489.6	481.5	478.0
Basic earnings (losses) per common share
Net income available to common shareholders	$1.10	$0.05	$0.11	$0.24	$2.60	$1.51
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.53)	0.22	0.02	(0.50)	(0.61)	(0.78)
Less: Income (loss) from discontinued operations	0.36	(0.18)	—	—	(0.15)	0.19

Core earnings available to common shareholders	$1.27	$0.01	$0.09	$0.74	$3.36	$2.10
Diluted earnings (losses) per common share [5]
Net income available to common shareholders	$1.01	$0.05	$0.11	$0.23	$2.41	$1.40
Add: Impact of assumed conversion of preferred shares to common [4]	(0.02)	—	—	—	(0.01)	—

Net income available to common shareholders and assumed conversion of preferred shares	$0.99	$0.05	$0.11	$0.23	$2.40	$1.40
Net income available to common shareholders	$1.01	$0.05	$0.11	$0.23	$2.41	$1.40
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.46)	0.20	0.02	(0.47)	(0.58)	(0.74)
Less: Income (loss) from discontinued operations	0.31	(0.16)	0.01	—	(0.13)	0.18

Core earnings available to common shareholders	1.16	0.01	0.08	0.70	3.12	1.96
Add: Impact of assumed conversion of preferred shares to common [4]	(0.03)	—	—	(0.01)	(0.04)	—

Core earnings available to common shareholders and assumed conversion of preferred shares	1.13	0.01	0.08	0.69	3.08	1.96

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.
[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the third quarter of 2011 triggered a provision in The Hartford’s Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.699 from $9.729.
[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.
[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at June 30, 2011 and September 30, 2011, would have been convertible into 20.7 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares. Additionally, at December 31, 2011 the shares were not included in net income available to common shareholders and assumed conversion of preferred shares. At December 31, 2011 the mandatory convertible preferred stock would have been convertible into 20.7 million weighted average shares of common stock.
[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	2010	2011	Change
Net Realized Capital Gains (Losses), After-Tax and DAC
Gains (losses) on sales, net	$(48)	$174	$52	$68	$130	$246	89%
Net impairment losses	(30)	(14)	(35)	(35)	(229)	(114)	50%
Japanese fixed annuity contract hedges, net	(11)	4	5	4	18	2	(89%)
Results of variable annuity hedge program
U.S. GMWB derivatives, net	22	(19)	(167)	(74)	81	(238)	NM
U.S. macro hedge	(28)	(58)	12	(69)	(114)	(143)	(25%)

Total U.S. Program	(6)	(77)	(155)	(143)	(33)	(381)	NM
International program	(152)	67	346	(92)	(40)	169	NM

Total results of variable annuity hedge program	(158)	(10)	191	(235)	(73)	(212)	(190%)
Other net gain (loss) [1]	12	(54)	(202)	(21)	(36)	(265)	NM

Total net realized captial gains (losses), after-tax and DAC	(235)	100	11	(219)	(190)	(343)	(81%)

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings to Total Net Realized Capital Gains (Losses)—After-Tax and DAC
Total net realized capital gains (losses)	$(235)	$100	$11	$(219)	$(190)	$(343)	(81%)
Less: total net realized capital gains included in core earnings (losses)	—	1	4	3	75	8	(89%)

Total net realized capital gains (losses) after tax and DAC, excluded from core earnings	$(235)	$99	$7	$(222)	$(265)	$(351)	(32%)

[1]	Other net gain (loss) primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Dec. 31, 2010	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011
Numerator [1]:
Net income available to common shareholders—last 12 months	$1,154	$1,836	$1,774	$1,208	$712
Core earnings available to common shareholders—last 12 months	$1,483	$2,001	$1,802	$1,173	$977
Denominator [2]:
Average common stockholders’ equity, including AOCI	17,469.0	17,827.5	18,079.0	20,387.0	20,120.0
Less: Average AOCI	(2,231.0)	(1,602.7)	(720.6)	708.2	130.5

Average common stockholders’ equity, excluding AOCI	19,700.0	19,430.2	18,799.6	19,678.8	19,989.5
ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	6.6%	10.3%	9.8%	5.9%	3.5%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	7.5%	10.3%	9.6%	6.0%	4.9%

[1]	For a reconciliation of net income to core earnings, see page 8.
[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.
[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
Earned premiums	$2,526	$2,579	$2,553	$2,554	$9,968	$10,212	2%
Fee income	16	14	16	16	54	62	15%
Net investment income	346	345	319	311	1,364	1,321	(3%)
Other revenues	23	26	28	20	96	97	1%
Net realized capital gains (losses)	(37)	23	(45)	6	49	(53)	NM

Total revenues	2,874	2,987	2,871	2,907	11,531	11,639	1%
Losses and loss adjustment expenses	1,830	1,997	1,983	2,080	6,701	7,890	18%
Amortization of deferred policy acquisition costs	237	239	238	238	945	952	1%
Insurance operating costs and other expenses	592	580	567	522	2,222	2,261	2%
Goodwill impairment	—	—	—	30	—	30	—

Total benefits and expenses	2,659	2,816	2,788	2,870	9,868	11,133	13%
Income from continuing operations before income taxes	215	171	83	37	1,663	506	(70%)
Income tax expense (benefit) [1]	41	9	3	(15)	480	38	(92%)

Income from continuing operations, net of tax	174	162	80	52	1,183	468	(60%)
Income (loss) from discontinued operations, net of tax	160	(3)	(2)	(5)	12	150	NM

Net income	334	159	78	47	1,195	618	(48%)
Less: Income (loss) from discontinued operations, net of tax	160	(3)	(2)	(5)	12	150	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1]	(22)	36	(27)	6	19	(7)	NM

Core earnings	$196	$126	$107	$46	$1,164	$475	(59%)

[1]	The three months ended June 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,645	$1,498	$1,551	$1,482	$5,796	$6,176	7%
Change in unearned premium reserve	147	(19)	(2)	(77)	52	49	(6%)

Earned premiums	1,498	1,517	1,553	1,559	5,744	6,127	7%
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	962	950	1,085	1,142	3,579	4,139	16%
Current accident year catastrophes	46	166	93	15	152	320	111%
Prior accident years [2]	(6)	31	(9)	109	(361)	125	NM

Total losses and loss adjustment expenses	1,002	1,147	1,169	1,266	3,370	4,584	36%
Underwriting expenses [3]	462	460	453	429	1,760	1,804	2%
Dividends to policyholders [4]	4	4	5	5	5	18	NM

Underwriting results	30	(94)	(74)	(141)	609	(279)	NM

Net investment income	242	239	217	212	935	910	(3%)
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(1)	(2)	—	(9)	(5)	44%
Other expenses	(40)	(34)	(35)	(29)	(138)	(138)	—
Goodwill impairment	—	—	—	(30)	—	(30)	—
Income tax (expense) benefit	(53)	(14)	(19)	17	(394)	(69)	82%

Core earnings	177	96	87	29	1,003	389	(61%)
Add: Net realized capital gains (losses), after-tax	(14)	25	(32)	8	(8)	(13)	(63%)

Income from continuing operations, net of tax	163	121	55	37	995	376	(62%)
Add: Income (loss) from discontinued operations, net of tax	160	(3)	(2)	(5)	12	150	NM

Net Income	$323	$118	$53	$32	$1,007	$526	(48%)

[1]	The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of $87 predominantly related to workers compensation business.
[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011
Auto liability	(1)	—	(4)	1	(54)	(4)
Workers’ compensation	(1)	4	7	161	(70)	171
Package Business	(7)	3	(42)	(30)	(19)	(76)
General Liability	6	6	(8)	(44)	(108)	(40)
Professional Liability	(9)	2	29	7	(88)	29
Discount accretion on workers’ compensation	7	10	15	6	26	38
Other reserve re-estimates, net	(1)	6	(6)	8	(48)	7

Total prior accident years development	(6)	31	(9)	109	(361)	125

[3]	The year ended December 31, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes. The year ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.
[4]	The year ended December 31, 2010 included a decrease in prior year dividends of $12.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2011	2011	2011	2011	2010	2011	Change
UNDERWRITING RESULTS	$30	$(94)	$(74)	$(141)	$609	$(279)	NM
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.3	62.6	69.9	73.3	62.3	67.6	(5.3)
Current accident year catastrophes	3.0	11.0	6.0	1.0	2.7	5.2	(2.5)
Prior accident years [2]	(0.4)	2.1	(0.6)	7.0	(6.3)	2.0	(8.3)

Total losses and loss adjustment expenses	66.9	75.6	75.3	81.2	58.7	74.8	(16.1)
Expenses	30.8	30.3	29.2	27.5	30.7	29.4	1.3
Policyholder dividends	0.3	0.3	0.3	0.3	0.1	0.3	(0.2)

Combined ratio	97.9	106.2	104.8	109.0	89.4	104.6	(15.2)

Catastrophes
Current year	3.0	11.0	6.0	1.0	2.7	5.2	(2.5)
Prior year	(0.3)	0.7	0.1	0.3	—	0.2	(0.2)

Catastrophe ratio	2.7	11.6	6.1	1.3	2.7	5.4	(2.7)

Combined ratio before catastrophes	95.2	94.5	98.6	107.8	86.7	99.1	(12.4)
Combined ratio before catastrophes and prior year development	95.3	93.1	99.4	101.1	93.0	97.3	(4.3)

[1]	The three months ended September 30, 2011 included current accident year reserve strengthening of 3.0 points, predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of 5.6 points, predominantly related to workers compensation business.
[2]	Refer to footnote 2 on page 12 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

SUPPLEMENTAL DATA

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
WRITTEN PREMIUMS [1]
Small Commercial	$755	$725	$719	$688	$2,651	$2,887	9%
Middle Market	$602	$537	$572	$569	$2,190	$2,280	4%
EARNED PREMIUMS [1]
Small Commercial	$679	$692	$715	$719	$2,612	$2,805	7%
Middle Market	$574	$576	$587	$584	$2,200	$2,321	5%
SMALL COMMERCIAL
Combined ratio	91.2	104.1	96.2	101.1	85.9	98.2	(12.3)
Combined ratio before catastrophes	87.1	85.1	89.8	99.5	82.8	90.5	(7.7)
Combined ratio before catastrophes and prior year development	87.7	84.4	92.5	92.9	85.5	89.5	(4.0)
MIDDLE MARKET
Combined ratio	103.9	105.8	109.4	121.0	95.8	110.1	(14.3)
Combined ratio before catastrophes	101.7	99.2	101.3	119.2	92.8	105.4	(12.6)
Combined ratio before catastrophes and prior year development	100.9	98.2	103.7	108.9	98.4	102.9	(4.5)
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Small Commercial and Middle Market	3%	3%	4%	5%	1%	4%	3%
Policy Count Retention
Small Commercial	83%	83%	82%	83%	84%	83%	(1%)
Middle Market	80%	79%	77%	77%	80%	78%	(2%)
New Business Premium $
Small Commercial	$143	$146	$135	$119	$492	$543	10%
Middle Market	$125	$107	$105	$86	$474	$423	(11%)
Policies in force
Small Commercial	1,145,053	1,165,123	1,172,591	1,170,947
Middle Market	85,442	85,809	84,421	82,695

[1]	The difference between the written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
Earned premiums	$1,028	$1,062	$1,000	$995	$4,224	$4,085	(3%)
Fee income	16	14	16	16	54	62	15%
Net investment income	104	106	102	99	429	411	(4%)
Net realized capital gains (losses)	(14)	10	6	(5)	46	(3)	NM

Total revenues	1,134	1,192	1,124	1,105	4,753	4,555	(4%)
Benefits, losses and loss adjustment expenses	828	850	814	814	3,331	3,306	(1%)
Amortization of deferred policy acquisition costs	9	9	9	8	40	35	(13%)
Insurance operating costs and other expenses [1]	291	286	274	270	1,128	1,121	(1%)

Total benefits and expenses	1,128	1,145	1,097	1,092	4,499	4,462	(1%)
Income from continuing operations before income taxes	6	47	27	13	254	93	(63%)
Income tax expense (benefit)	(5)	6	2	(2)	66	1	(98%)

Net income	11	41	25	15	188	92	(51%)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	(8)	11	5	(2)	27	6	(78%)

Core earnings	$19	$30	$20	$17	$161	$86	(47%)

Earnings Margin (After-tax)
Net Income	1.0%	3.6%	2.2%	1.4%	4.0%	2.0%	(2.0)
Core earnings	1.7%	2.6%	1.8%	1.5%	3.5%	1.9%	(1.6)

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

SUPPLEMENTAL DATA

		THREE MONTHS ENDED				YEAR ENDED
		Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
		2011	2011	2011	2011	2010	2011	Change
PREMIUMS	Fully Insured - Ongoing Premiums
	Group disability	$462	$452	$452	$452	$1,892	$1,818	(4%)
	Group life	516	512	501	495	2,052	2,024	(1%)
	Other	50	49	47	48	222	194	(13%)

	Total fully insured - ongoing premiums	$1,028	$1,013	$1,000	$995	$4,166	$4,036	(3%)

	Total buyouts [1]	—	49	—	—	58	49	(16%)

	Total premiums	1,028	1,062	1,000	$995	4,224	4,085	(3%)
	Group disability - premium equivalents [2]	105	107	109	111	394	432	10%

	Total premiums and premium equivalent	$1,133	$1,169	$1,109	$1,106	$4,618	$4,517	(2%)

SALES (GROSS	Fully Insured - Ongoing Sales
ANNUALIZED	Group disability	$109	$41	$36	$33	$237	$219	(8%)
NEW PREMIUMS)	Group life	128	48	53	40	332	269	(19%)
	Other	7	3	2	5	14	17	21%

	Total fully insured - ongoing sales	244	92	91	78	583	505	(13%)

	Total buyouts [1]	—	49	(1)	—	58	48	(17%)

	Total sales	244	141	90	78	641	553	(14%)
	Group disability premium equivalents [2]	47	22	23	14	92	106	15%

	Total sales and premium equivalents	$291	$163	$113	$92	$733	$659	(10%)

RATIOS [3]	Loss Ratio	79.3%	78.0%	80.1%	80.5%	77.6%	79.5%	1.9
	Expense Ratio [4]	28.7%	28.7%	27.9%	27.5%	27.7%	28.2%	0.5

GAAP RESERVES [5]	Group disability	$5,164	$5,225	$5,259	$5,307
	Group life	1,217	1,210	1,206	1,202
	Other	76	75	75	77

	Total GAAP reserves	$6,457	$6,510	$6,540	$6,586

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.
[2]	ASO fees and claims under claim management agreements.
[3]	Ratios calculated excluding the effects of buyout premiums.
[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.
[5]	Reserve balances for the three months ended March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 are net of reinsurance recoverables of $212, $219, $225, and $233, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
Earned premiums	$956	$939	$930	$922	$3,947	$3,747	(5%)
Net investment income	50	49	46	42	187	187	—
Other revenues	40	36	35	45	172	156	(9%)
Net realized capital gains (losses)	(4)	2	(10)	1	—	(11)	—

Total revenues	1,042	1,026	1,001	1,010	4,306	4,079	(5%)
Losses and loss adjustment expenses	599	904	767	616	2,951	2,886	(2%)
Amortization of deferred policy acquisition costs	85	85	84	83	371	337	(9%)
Insurance operating costs and other expenses [1]	197	311	180	183	816	871	7%

Total benefits and expenses	881	1,300	1,031	882	4,138	4,094	(1%)
Income (loss) before income taxes	161	(274)	(30)	128	168	(15)	NM
Income tax expense (benefit)	53	(102)	(14)	41	43	(22)	NM

Net income (loss)	108	(172)	(16)	87	125	7	(94%)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses)	(3)	5	(6)	2	(2)	(2)	—

Core earnings (losses)	$111	$(177)	$(10)	$85	$127	$9	(93%)

[1]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$884	$969	$964	$858	$3,886	$3,675	(5%)
Change in unearned premium reserve	(72)	30	34	(64)	(61)	(72)	(18%)

Earned premiums	956	939	930	922	3,947	3,747	(5%)
Losses and loss adjustment expenses
Current accident year before catastrophes	616	623	663	634	2,737	2,536	(7%)
Current accident year catastrophes	32	281	113	(1)	300	425	42%
Prior accident years [1]	(49)	—	(9)	(17)	(86)	(75)	13%

Total losses and loss adjustment expenses	599	904	767	616	2,951	2,886	(2%)
Underwriting expenses	234	232	225	218	984	909	(8%)

Underwriting results	123	(197)	(62)	88	12	(48)	NM

Net investment income	50	49	46	42	187	187	—
Periodic net coupon settlements on credit derivatives, before-tax	—	(1)	—	(1)	(2)	(2)	—
Other expenses [2]	(8)	(128)	(4)	(3)	(31)	(143)	NM
Income tax benefit (expense)	(54)	100	10	(41)	(39)	15	NM

Core earnings (losses)	111	(177)	(10)	85	127	9	(93%)
Add: Net realized capital gains (losses), after-tax	(3)	5	(6)	2	(2)	(2)	—

Net income (loss)	$108	$(172)	$(16)	$87	$125	$7	(94%)

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

					YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011
Auto liability	$(55)	$(9)	$(19)	$(10)	$(115)	$(93)
Homeowners	(14)	1	14	(2)	23	(1)
Catastrophes	19	9	—	(3)	10	25
Other reserve re-estimates, net	1	(1)	(4)	(2)	(4)	(6)

Total prior accident years development	$(49)	$—	$(9)	$(17)	$(86)	$(75)

[2]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
UNDERWRITING RESULTS	123	(197)	(62)	88	12	(48)	NM
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.3	66.5	71.3	68.8	69.4	67.7	1.7
Current accident year catastrophes	3.4	29.9	12.2	(0.1)	7.6	11.3	(3.7)
Prior accident years [1]	(5.1)	—	(1.0)	(1.8)	(2.2)	(2.0)	(0.2)

Total losses and loss adjustment expenses	62.6	96.4	82.5	66.8	74.8	77.0	(2.2)
Expenses	24.7	24.7	24.2	23.6	24.9	24.3	0.6

Combined ratio	87.3	121.1	106.7	90.5	99.7	101.3	(1.6)

Catastrophes
Current year	3.4	29.9	12.2	(0.1)	7.6	11.3	(3.7)
Prior year	2.0	1.0	—	(0.3)	0.3	0.7	(0.4)

Catastrophe ratio	5.4	30.8	12.2	(0.4)	7.8	12.0	(4.2)

Combined ratio before catastrophes	81.9	90.2	94.5	90.9	91.9	89.3	2.6
Combined ratio before catastrophes and prior year development	89.0	91.2	95.5	92.4	94.3	91.9	2.4

PRODUCT
Automobile	85.2	98.0	99.4	99.0	98.0	95.3	2.7
Homeowners	91.5	175.0	124.1	72.5	104.3	115.8	(11.5)

Total	87.3	121.1	106.7	90.5	99.7	101.3	(1.6)

[1]	Refer to footnote 1 on page 18 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec, 31,	DECEMBER 31,
	2011	2011	2011	2011	2010	2011	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]
AARP Direct	$647	$724	$717	$630	$2,819	$2,718	(4%)
AARP Agency	14	17	19	22	39	72	85%
Other Agency	210	216	213	194	975	833	(15%)
Other	13	12	15	12	53	52	(2%)

Total	$884	$969	$964	$858	$3,886	$3,675	(5%)
EARNED PREMIUMS [1]
AARP Direct	$698	$694	$687	$685	$2,850	$2,764	(3%)
AARP Agency	10	12	14	16	23	52	126%
Other Agency	233	222	215	208	1,017	878	(14%)
Other	15	11	14	13	57	53	(7%)

Total	$956	$939	$930	$922	$3,947	$3,747	(5%)

PRODUCT LINE
WRITTEN PREMIUMS [1]
Automobile	$641	$665	$657	$599	$2,745	$2,562	(7%)
Homeowners	243	304	307	259	1,141	1,113	(2%)

Total	$884	$969	$964	$858	$3,886	$3,675	(5%)
EARNED PREMIUMS [1]
Automobile	$672	$657	$649	$641	$2,806	$2,619	(7%)
Homeowners	284	282	281	281	1,141	1,128	(1%)

Total	$956	$939	$930	$922	$3,947	$3,747	(5%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	7%	6%	4%	3%	6%	5%	(1%)
Homeowners	9%	9%	8%	6%	10%	8%	(2%)
Policy Count Retention
Automobile	82%	82%	83%	83%	83%	83%	—
Homeowners	83%	84%	84%	84%	85%	84%	(1%)
New Business Premium $
Automobile	$66	$75	$80	$77	$311	$298	(4%)
Homeowners	$19	$23	$26	$23	$106	$91	(14%)
Policies in force
Automobile	2,178,719	2,137,351	2,106,385	2,080,535
Homeowners	1,402,264	1,380,301	1,358,162	1,338,676

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
REVENUES
Earned premiums [1]	$44	$33	$42	$35	$134	$154	15%
Fee income [1]	880	891	858	805	3,461	3,434	(1%)
Net investment income	406	410	406	395	1,570	1,617	3%
Net realized capital gains (losses)	(66)	1	(210)	(295)	(333)	(570)	(71%)

Total revenues	1,264	1,335	1,096	940	4,832	4,635	(4%)
Benefits and claims, losses and loss adjustment expenses [1]	505	527	732	466	1,976	2,230	13%
Amortization of deferred policy acquisition costs [1]	86	258	390	(14)	122	720	NM
Insurance operating costs and other expenses	434	433	397	414	1,671	1,678	—

Total benefits and expenses	1,025	1,218	1,519	866	3,769	4,628	23%
Income (loss) from continuing operations before income taxes	239	117	(423)	74	1,063	7	(99%)
Income tax expense (benefit) [1] [2]	45	(70)	(191)	(16)	251	(232)	NM

Income (loss) from continuing operations, net of tax	194	187	(232)	90	812	239	(71%)
Income from discontinued operations, net of tax	—	—	—	—	37	—	(100%)

Net income (loss)	194	187	(232)	90	849	239	(72%)
Less: Income from discontinued operations, net of tax	—	—	—	—	37	—	(100%)
Less: Net realized capital losses, after-tax, excluded from core earnings [1][3]	(31)	(42)	(143)	(127)	(29)	(343)	NM

Core earnings (losses)	$225	$229	$(89)	$217	$841	$582	(31%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011
Earned Premiums	$—	$1	$(3)	$1	$(6)	$(1)
Fee Income	(1)	5	22	14	8	40
Benefits, losses and loss adjustment expense	(28)	1	168	(54)	(68)	87
Amortization of deferred policy acquisition costs	(38)	88	243	22	(166)	315
Income tax expense (benefit)	21	(27)	(137)	16	84	(127)

Net income (loss)	44	(56)	(255)	31	152	(236)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	1	(49)	(11)	(39)	(12)	(98)

Core earnings (losses)	$43	$(7)	$(244)	$70	$164	$(138)

[2]	The three months ended June 30, 2011 includes a tax benefit of $52 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.
[3]	The three months ended June 30, 2011 includes a benefit of $22 related to the release of a deferred tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
CORE EARNINGS BY SEGMENT
Individual Annuity	$108	$154	$90	$92	$403	$444	10%
Individual Life	38	42	37	34	161	151	(6%)
Retirement Plans	9	13	4	1	19	27	42%
Mutual Funds	27	27	24	20	94	98	4%

Wealth Management core earnings, excluding DAC unlock	182	236	155	147	677	720	6%
DAC unlock impacts on net income (loss)	44	(56)	(255)	31	152	(236)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(32)	7	(132)	(88)	(17)	(245)	NM
Income from discontinued operations	—	—	—	—	37	—	(100%)

Wealth Management net income (loss)	194	187	(232)	90	849	239	(72%)
DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT
Individual Annuity	43	(4)	(163)	69	137	(55)	NM
Individual Life	(2)	(1)	(57)	2	19	(58)	NM
Retirement Plans	2	(2)	(24)	(1)	8	(25)	NM

DAC unlock impact on core earnings (losses)	43	(7)	(244)	70	164	(138)	NM

DAC unlock impact on net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	1	(49)	(11)	(39)	(12)	(98)	NM
DAC unlock impact on net income (loss)	$44	$(56)	$(255)	$31	$152	$(236)	NM

ASSETS UNDER MANAGEMENT BY SEGMENT

Individual Annuity	$95,113	$91,325	$78,443	$80,391
Individual Life	12,470	12,366	11,808	12,300
Retirement Plans	55,348	55,555	49,685	52,302
Non-Proprietary Mutual Funds	59,945	58,150	47,307	48,768

Total assets under management	$222,876	$217,396	$187,243	$193,761
DEPOSITS BY SEGMENT
Individual Annuity	$263	$247	$228	$258	$1,676	$996	(41%)
Individual Life	415	448	512	545	1,700	1,920	13%
Retirement Plans	2,863	2,069	2,470	2,034	8,633	9,436	9%
Non-Proprietary Mutual Funds	4,821	3,872	4,338	2,318	15,451	15,349	(1%)

Total deposits	$8,362	$6,636	$7,548	$5,155	$27,460	$27,701	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	Individual Annuity	Individual Life	Retirement Plans	Mutual Funds	Total Wealth Management
YEAR-TO-DATE
Balance, December 31, 2010	$2,757	$2,064	$382	$43	$5,246
Adjustments to unrealized gains and losses on securities available-for-sale and other	196	82	(8)	—	270

Balance excluding adjustments to unrealized gains and losses on securities available-for-sale and other	2,953	2,146	374	43	5,516
Capitalization	55	263	58	31	407
Amortization-Deferred Policy Acquisition Costs	(355)	(88)	(41)	(47)	(531)
Amortization-Present Value of Future Profits	(4)	(17)	—	—	(21)
Amortization-Realized Capital Gains / Losses	155	(8)	—	—	147
Amortization-Unlock-Core	(79)	(59)	(39)	—	(177)
Amortization-Unlock-Non-Core	(135)	1	(4)	—	(138)

Balance, December 31, 2011	2,590	2,238	348	27	5,203
Adjustments to unrealized gains and losses on securities available-for-sale and other	(178)	(236)	(44)	—	(458)

Balance, December 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,412	$2,002	$304	$27	$4,745

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL ANNUITY

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
Fee Income [1]	$375	$380	$344	$312	$1,493	$1,411	(5%)
Earned premiums [1]	65	56	66	62	223	249	12%
Net investment income	197	196	191	184	814	768	(6%)
Net realized capital losses	(28)	(16)	(236)	(311)	(339)	(591)	(74%)

Total revenues	609	616	365	247	2,191	1,837	(16%)
Benefits, losses and loss adjustment expenses [1]	251	272	391	192	1,054	1,106	5%
Amortization of deferred policy acquisition costs [1]	42	195	241	(60)	(50)	418	NM
Insurance operating costs and other expenses	142	139	123	142	557	546	(2%)

Total benefits and expenses	435	606	755	274	1,561	2,070	33%
Income (loss) before income taxes	174	10	(390)	(27)	630	(233)	NM
Income tax expense (benefit) [1] [2]	31	(77)	(166)	(45)	117	(257)	NM

Net income (loss)	143	87	(224)	18	513	24	(95%)
Less: Net realized capital losses, after-tax, excluded from core earnings (loss) [1]	(8)	(63)	(151)	(143)	(27)	(365)	NM
Core earnings (losses)	$151	$150	$(73)	$161	$540	$389	(28%)

RETURN ON ASSETS (After-tax bps)
Net income (loss)	60.1	37.3	(105.6)	9.1	53.2	2.7	(95%)
Core earnings (losses)	63.5	64.4	(34.4)	81.1	56.0	44.3	(21%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011
Fee Income	$(1)	$4	$4	$1	$1	$8
Earned premiums	—	1	(3)	1	(6)	(1)
Benefits, losses and loss adjustment expenses	(28)	1	100	(50)	(66)	23
Amortization of deferred policy acquisition costs	(37)	82	163	6	(131)	214
Income tax expense (benefit)	21	(26)	(92)	17	68	(80)

Net income (loss)	43	(52)	(170)	29	124	(150)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	(48)	(7)	(40)	(13)	(95)

Core earnings (loss)	43	(4)	(163)	69	137	(55)

[2]	The three months ended June 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
Fee income [1]	$233	$237	$269	$262	$952	$1,001	5%
Earned premiums	(24)	(25)	(25)	(28)	(96)	(102)	(6%)
Net investment income	111	115	115	115	400	456	14%
Net realized capital gains (losses)	(30)	6	28	26	24	30	25%

Total revenues	290	333	387	375	1,280	1,385	8%
Benefits, losses and loss adjustment expenses [1]	182	180	260	194	644	816	27%
Amortization of deferred policy acquisition costs [1]	25	34	87	25	100	171	71%
Insurance operating costs and other expenses	61	67	63	70	247	261	6%

Total benefits and expenses	268	281	410	289	991	1,248	26%
Income (loss) before income taxes	22	52	(23)	86	289	137	(53%)
Income tax expense (benefit) [1] [2]	4	6	(14)	27	91	23	(75%)

Net income (loss)	18	46	(9)	59	198	114	(42%)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (loss) [1]	(18)	5	11	23	18	21	17%

Core earnings (losses)	$36	$41	$(20)	$36	$180	$93	(48%)

Earnings Margin (After-tax)
Net income	6.2%	13.8%	(2.3%)	15.7%	15.5%	8.2%	(7.2)
Core earnings (losses)	11.2%	12.6%	(5.6%)	10.2%	14.3%	6.9%	(7.4)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011
Fee Income	$—	$1	$18	$13	$7	$32
Benefits, losses and loss adjustment expense	—	—	66	(4)	(1)	62
Amortization of deferred policy acquisition costs	1	3	40	14	(27)	58
Income tax expense (benefit)	—	(1)	(30)	—	13	(31)

Net income (loss)	(1)	(1)	(58)	3	22	(57)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	1	—	(1)	1	3	1

Core earnings (losses)	(2)	(1)	(57)	2	19	(58)

[2]	The three months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
Fee income	$94	$99	$92	$88	$352	$373	6%
Earned premiums	3	2	1	1	7	7	—
Net investment income	99	100	100	97	364	396	9%
Net realized capital gains (losses)	(9)	11	(2)	(10)	(18)	(10)	44%

Total revenues	187	212	191	176	705	766	9%
Benefits, losses and loss adjustment expenses [1]	72	75	81	80	278	308	11%
Amortization of deferred policy acquisition costs [1]	7	17	50	10	21	84	NM
Insurance operating costs and other expenses	108	107	106	102	409	423	3%

Total benefits and expenses	187	199	237	192	708	815	15%
Income (loss) before income taxes	—	13	(46)	(16)	(3)	(49)	NM
Income tax benefit [1] [2]	(5)	(14)	(23)	(10)	(9)	(52)	NM

Net income (loss)	5	27	(23)	(6)	6	3	(50%)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings (loss) [1]	(6)	16	(3)	(6)	(21)	1	NM

Core earnings (losses)	$11	$11	$(20)	$—	$27	$2	(93%)

RETURN ON ASSETS (After-tax bps)
Net income (loss)	3.7	19.5	(17.4)	(4.7)	1.2	0.6	(50%)
Core earnings (losses)	8.1	7.9	(15.2)	—	5.6	0.4	(93%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

					YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011
Benefits, losses and loss adjustment expenses	$—	$—	$2	$—	$(1)	$2
Amortization of deferred policy acquisition costs	(2)	3	40	2	(8)	43
Income tax expense (benefit)	—	—	(15)	(1)	3	(16)

Net income (loss)	2	(3)	(27)	(1)	6	(29)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(1)	(3)	—	(2)	(4)

Core earnings (losses)	2	(2)	(24)	(1)	8	(25)

[2]	The three months ended June 30, 2011 include a tax benefit of $4 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

	Dec. 31, 2010	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
RETIREMENT PLANS TOTAL
General account	$7,280	$7,502	$7,638	$8,042	$8,374
Guaranteed separate account	6	—	—	—	—
Non-guaranteed separate account	25,654	27,522	27,443	23,799	25,525

Total Retirement Plans account value	$32,940	$35,024	$35,081	$31,841	$33,899
401(k) mutual funds	19,249	19,927	20,085	17,488	18,038
403(b)/457 mutual funds	329	397	389	356	365

Total Retirement Plans Assets Under Management	$52,518	$55,348	$55,555	$49,685	$52,302

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED DECEMBER 31,
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
					2010	2011	Change
Fee income	$178	$175	$153	$143	$664	$649	(2%)
Net investment income	(1)	(1)	—	(1)	(8)	(3)	62%
Net realized capital gains	1	—	—	—	—	1	100%

Total revenues	178	174	153	142	656	647	(1%)
Amortization of deferred policy acquisition costs	12	12	12	11	51	47	(8%)
Insurance operating costs and other expenses	123	120	105	100	458	448	(2%)

Total benefits and expenses	135	132	117	111	509	495	(3%)
Income from continuing operations before income taxes	43	42	36	31	147	152	3%
Income tax expense	15	15	12	12	52	54	4%

Income from continuing operations, net of tax	28	27	24	19	95	98	3%
Income (loss) from discontinued operations, net of tax	—	—	—	—	37	—	(100%)

Net income	28	27	24	19	132	98	(26%)
Less: Income from discontinued operations, net of tax	—	—	—	—	37	—	(100%)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	1	—	—	(1)	1	—	(100%)

Core earnings	$27	$27	$24	$20	$94	$98	4%

RETURN ON ASSETS (After-tax bps)
Net income	11.0	10.6	10.5	9.0	13.7	10.5	(23%)
Core earnings	10.6	10.6	10.5	9.5	9.8	10.5	7%

RUNOFF OPERATIONS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011	DECEMBER 31,
					2010	2011	Change
NET INCOME(LOSS) BY SEGMENT
International Annuity	$(98)	$104	$376	$(44)	$27	$338	NM
Institutional Annuity	18	58	(53)	1	(105)	24	NM
Private Placement Life Insurance (“PPLI”)	10	12	6	9	33	37	12%

Life Other Operations net income (loss)	(70)	174	329	(34)	(45)	399	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(168)	88	213	(79)	(301)	54	NM
Income (loss) from discontinued operations	—	—	—	—	(6)	—	100%

Life Other Operations core earnings (losses)	$98	$86	$116	$45	$262	$345	32%
Property & Casualty Other Operations net income (loss) [1]	21	(164)	8	18	(53)	(117)	(121%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(2)	3	(1)	2	16	2	(88%)

Property & Casualty Other Operations core earnings (losses)	$23	$(167)	$9	$16	$(69)	$(119)	(72%)
Runoff Operations net income (loss)	(49)	10	337	(16)	(98)	282	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(170)	91	212	(77)	(285)	56	NM
Income (loss) from discontinued operations	—	—	—	—	(6)	—	100%

Runoff Operations core earnings (losses)	$121	$(81)	$125	$61	$193	$226	17%

LIFE OTHER OPERATIONS SUPPLEMENTAL DATA
Return on Assets (After-tax bps)
Net income (loss)	(30.4)	75.6	144.1	(15.0)	(4.8)	43.7	NM
Core earnings	42.6	37.4	50.8	19.9	27.9	37.8	36%
DAC unlock impact on net income (loss) by segment
International Annuity	$14	$(11)	$(212)	$(25)	$(58)	$(234)	NM
Institutional Annuity	(1)	1	(2)	(1)	(1)	(3)	NM

Life Other Operations	$13	$(10)	$(214)	$(26)	$(59)	$(237)	NM
DAC unlock impact on core earnings (losses) by segment
International Annuity	$13	$(10)	$41	$(26)	$(44)	$18	NM
Institutional Annuity	—	—	(4)	1	(2)	(3)	(50%)

Life Other Operations	$13	$(10)	$37	$(25)	$(46)	$15	NM
Core earnings (losses) by segment
International Annuity	$77	$69	$114	$44	$231	$304	32%
Institutional Annuity	11	7	(9)	(9)	(4)	—	100%
Private Placement Life Insurance	10	10	11	10	35	41	17%

Life Other Operations core earnings	$98	$86	$116	$45	$262	$345	32%

[1]	The year ended December 31, 2010 included net asbestos reserve strengthening and net environmental reserve strengthening of $169 and $62, respectively. The three months ended June 30, 2011 included net asbestos reserve strengthening of $290. The three months ended September 30, 2011 included net environmental reserve strengthening of $19.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA—ACCOUNT VALUE DATA

			THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change
			Dec. 31, 2010	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011

ACCOUNT VALUE BY SEGMENT
	Variable Annuity		$33,507	$33,027	$32,981	$31,438	$31,162	(7%)	(1%)
	Fixed and other annuity		4,596	4,463	4,824	5,013	4,786	4%	(5%)

	Total International Annuity account value		$38,103	$37,490	$37,805	$36,451	$35,948	(6%)	(1%)
	Institutional Annuity account value [1]		$19,674	$19,326	$19,230	$19,477	$19,330	(2%)	(1%)
	Private Placement Life Insurance account value		$36,042	$36,424	$36,700	$35,989	$36,335	1%	1%
	Total Life Other Operations account value [1]		$92,399	$91,803	$92,250	$90,443	$90,317	(2%)	—
INTERNATIONAL ANNUITY ACCOUNT VALUE ROLL FORWARD
VARIABLE ANNUITIES		Beginning balance	$33,177	$33,507	$33,027	$32,981	$31,438
	Deposits/Premiums/other		1	1	1	—	—
	Surrenders		(363)	(285)	(291)	(296)	(291)
	Death benefits /annuitizations/other [2]		(159)	(192)	(166)	(165)	(164)

	Net Flows		(521)	(476)	(456)	(461)	(455)
	Change in market value/currency/change in reserve/interest credited		(57)	610	(404)	(2,477)	141
	Effect of currency translation		908	(614)	814	1,395	38

		Ending balance	$33,507	$33,027	$32,981	$31,438	$31,162

FIXED MVA AND OTHER [3]		Beginning balance	$4,703	$4,596	$4,463	$4,824	$5,013
	Surrenders		(58)	(43)	(31)	(44)	(59)
	Death benefits/annuitizations/other [2]		(209)	(23)	246	(16)	(204)

	Net Flows		(267)	(66)	215	(60)	(263)
	Change in market value/currency/change in reserve/interest credited		23	31	22	19	28
	Effect of currency translation		137	(98)	124	230	8

		Ending balance	$4,596	$4,463	$4,824	$5,013	$4,786

TOTAL INTERNATIONAL ANNUITY		Beginning balance	$37,880	$38,103	$37,490	$37,805	$36,451
	Deposits/Premiums/other		1	1	1	—	—
	Surrenders		(421)	(328)	(322)	(340)	(350)
	Death benefits/annuitizations/other [2]		(368)	(215)	80	(181)	(368)

	Net Flows		(788)	(542)	(241)	(521)	(718)
	Change in market value/change in reserve/interest credited		(34)	641	(382)	(2,458)	169
	Effect of currency translation		1,045	(712)	938	1,625	46

		Ending balance	$38,103	$37,490	$37,805	$36,451	$35,948

[1]	Included in the Institutional Annuity account value balance is approximately $1.4 billion for the three months ended December 31, 2010 and March 31, 2011 and approximately $1.5 billion for the three months ended June 30, 2011 and September 30, 2011 and approximately $1.3 billion for the three months ended December 31, 2011 related to an intrasegment funding agreement which is eliminated in consolidation.
[2]	Included in the three months ended December 31, 2011 are current period payments of $201 and interest credited of $14.6 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other—death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.
[3]	Of the total ending fixed MVA and other balance as of December 31, 2011 of $4.8 billion, approximately $1.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	International Annuity	Institutional Annuity	PPLI	Life Other Operations

YEAR-TO-DATE
Balance, December 31, 2010	$1,526	$66	$34	$1,626
Adjustments to unrealized gains and losses on securities available—for—sale and other	(67)	—	—	(67)

Balance excluding adjustments to unrealized gains and losses on securities available—for—sale and other	1,459	66	34	1,559
Capitalization	—	—	1	1
Amortization—Deferred Policy Acquisition Costs	(200)	(8)	(2)	(210)
Amortization—Realized Capital Gains / Losses	(121)	—	—	(121)
Amortization—Unlock—Core	289	(4)	—	285
Amortization—Unlock—Non-Core	(389)	—	—	(389)
Effect of Currency Translation Adjustment	73	—	—	73

Balance, December 31, 2011	1,111	54	33	1,198
Adjustments to unrealized gains and losses on
securities available—for—sale and other	14	1	—	15

Balance, December 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$1,125	$55	$33	$1,213

CONSOLIDATED

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

CONSOLIDATED

	THREE MONTHS ENDED				Year Ended December 31,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2011	2011	2011	2011	2010	2011	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$719	$744	$711	$723	$2,972	$2,897	(3%)
Tax-exempt	127	126	125	121	517	499	(3%)

Total fixed maturities	846	870	836	844	3,489	3,396	(3%)
Equity securities, trading	803	(597)	(1,890)	325	(774)	(1,359)	(76%)
Equity securities, available-for-sale	11	8	8	9	53	36	(32%)
Mortgage loans	63	67	75	76	260	281	8%
Policy loans	33	34	32	32	132	131	(1%)
Limited partnerships and other alternative investments [2]	100	78	67	(2)	216	243	13%
Other [3]	81	77	73	70	329	301	(9%)

Subtotal	1,937	537	(799)	1,354	3,705	3,029	(18%)
Less: Investment expense	26	30	29	31	115	116	1%

Total net investment income [4]	$1,911	$507	$(828)	$1,323	$3,590	$2,913	(19%)
Less: Equity securities, trading	803	(597)	(1,890)	325	(774)	(1,359)	(76%)

Total net investment income excluding trading securities	$1,108	$1,104	$1,062	$998	$4,364	$4,272	(2%)

Annualized investment yield, before-tax [5]	4.6%	4.6%	4.3%	4.0%	4.5%	4.4%	(0.1)
Annualized investment yield, after-tax [5]	3.2%	3.1%	2.9%	2.8%	3.1%	3.0%	(0.1)
Net Realized Capital Gains (Losses)
Gross gains on sales	$61	$261	$197	$174	$836	$693	(17%)
Gross losses on sales	(133)	(98)	(63)	(90)	(522)	(384)	26%
Net impairment losses	(55)	(23)	(60)	(36)	(434)	(174)	60%
Valuation allowances on mortgage loans	(3)	26	—	1	(154)	24	NM
Japanese fixed annuity contract hedges, net [6]	(17)	6	9	5	27	3	(89%)
Periodic net coupon settlements on credit derivatives/Japan [7]	(7)	(2)	1	(2)	(17)	(10)	41%
Results of variable annuity hedge program
U.S. GMWB derivatives, net	56	(33)	(323)	(97)	89	(397)	NM
U.S. macro hedge	(84)	(17)	106	(221)	(445)	(216)	51%

Total U.S. program	(28)	(50)	(217)	(318)	(356)	(613)	(72%)
International program	(319)	52	1,132	(90)	11	775	NM

Total results of variable annuity hedge program	(347)	2	915	(408)	(345)	162	NM
Other net gain (loss) [8]	98	(103)	(424)	(30)	(2)	(459)	NM

Total net realized capital gains (losses) [9]	$(403)	$69	$575	$(386)	$(611)	$(145)	76%

[1]	Includes income on short-term bonds.
[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.
[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[4]	Includes $1, $2, $2, $1 and $1 in Corporate as of December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7]	Included in core earnings.
[8]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.
[9]	Includes ($2), ($2), ($1), $0 and ($1) in Corporate as of December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

LIFE [1]

	THREE MONTHS ENDED				Year Ended December 31,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2011	2011	2011	2011	2010	2011	Change
Net Investment Income (Loss)
Fixed maturities [2]
Taxable	$541	$555	$537	$541	$2,205	$2,174	(1%)
Tax-exempt	27	26	27	26	114	106	(7%)

Total fixed maturities	568	581	564	567	2,319	2,280	(2%)
Equity securities, trading	803	(597)	(1,890)	325	(774)	(1,359)	(76%)
Equity securities, available-for-sale	5	4	3	4	25	16	(36%)
Mortgage loans	58	59	67	67	235	251	7%
Policy loans	33	34	32	32	132	131	(1%)
Limited partnerships and other alternative investments [3]	60	50	52	(3)	139	159	14%
Other [4]	70	67	65	59	297	261	(12%)

Subtotal	1,597	198	(1,107)	1,051	2,373	1,739	(27%)
Less: Investment expense	20	21	22	22	84	85	1%

Total net investment income	$1,577	$177	$(1,129)	$1,029	$2,289	$1,654	(28%)
Less: Equity securities, trading	803	(597)	(1,890)	325	(774)	(1,359)	(76%)

Total net investment income excluding trading securities	$774	$774	$761	$704	$3,063	$3,013	(2%)

Annualized investment yield, before-tax [5]	4.7%	4.7%	4.5%	4.1%	4.6%	4.5%	(0.1)
Annualized investment yield, after-tax [5]	3.1%	3.1%	3.0%	2.7%	3.0%	3.0%	—
Net Realized Capital Gains (Losses)
Gross gains on sales	$36	$191	$144	$123	$611	$494	(19%)
Gross losses on sales	(90)	(64)	(31)	(61)	(373)	(246)	34%
Net impairment losses	(41)	(13)	(44)	(35)	(354)	(133)	62%
Valuation allowances on mortgage loans	(3)	26	—	—	(126)	23	NM
Japanese fixed annuity contract hedges, net [6]	(17)	6	9	5	27	3	(89%)
Periodic net coupon settlements on credit derivatives/Japan [7]	(5)	—	2	(1)	(7)	(4)	43%
Results of variable annuity hedge program
U.S. GMWB derivatives, net	56	(33)	(323)	(97)	89	(397)	NM
U.S. macro hedge	(84)	(17)	106	(221)	(445)	(216)	51%

Total U.S. program	(28)	(50)	(217)	(318)	(356)	(613)	(72%)
International program	(319)	52	1,132	(90)	11	775	NM

Total results of variable annuity hedge program	(347)	2	915	(408)	(345)	162	NM
Other net gain (loss) [8]	96	(96)	(355)	(22)	(67)	(377)	NM

Total net realized capital gains (losses)	$(371)	$52	$640	$(399)	$(634)	$(78)	88%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2]	Includes income on short-term bonds.
[3]	Includes income on a real estate joint venture.
[4]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7]	Included in core earnings.
[8]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

PROPERTY & CASUALTY [1]

	Three Months Ended					Year Ended December 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011	2010	2011	Change
Net Investment Income (Loss)
Fixed maturities [2]
Taxable	$184	$177	$187	$174	$182	$761	$720	(5%)
Tax-exempt	98	100	100	98	95	403	393	(2%)

Total fixed maturities	282	277	287	272	277	1,164	1,113	(4%)
Equity securities, available-for-sale	6	5	4	4	4	25	17	(32%)
Mortgage loans	7	5	8	8	9	26	30	15%
Limited partnerships and other alternative investments [3]	35	40	28	15	1	77	84	9%
Other [4]	13	11	10	8	11	36	40	11%

Subtotal	343	338	337	307	302	1,328	1,284	(3%)
Less: Investment expense	9	6	9	7	9	31	31	—

Total net investment income	$334	$332	$328	$300	$293	$1,297	$1,253	(3%)

Annualized investment yield, before-tax [5]	4.8%	4.7%	4.7%	4.3%	4.2%	4.6%	4.5%	(0.1)
Annualized investment yield, after-tax [5]	3.6%	3.6%	3.5%	3.2%	3.1%	3.5%	3.3%	(0.2)
Net Realized Capital Gains (Losses)
Gross gains on sales	$61	$25	$69	$52	$51	$222	$197	(11%)
Gross losses on sales	(35)	(43)	(34)	(31)	(29)	(147)	(137)	7%
Net impairment losses	(19)	(14)	(10)	(16)	(1)	(80)	(41)	49%
Valuation allowances on mortgage loans	(1)	—	—	—	1	(28)	1	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(2)	(2)	(2)	(1)	(1)	(10)	(6)	40%
Other net gain (loss) [7]	14	4	(5)	(69)	(7)	71	(77)	NM

Total net realized capital gains (losses)	$18	$(30)	$18	$(65)	$14	$28	$(63)	NM

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2]	Includes income on short-term bonds.
[3]	Includes income on a real estate joint venture and hedge fund investments outside of limited partnerships.
[4]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable.
[6]	Included in core earnings.
[7]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, and other investment gains and losses.